UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2018
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)
(608) 238-8008
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    ☐

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with Section 3.01 of the Amended and Restated By-laws of First Business Financial Services, Inc. (the “By-laws”) and effective December 3, 2018, the Board of Directors (the “Board”) of First Business Financial Services, Inc. (the “Company”) will increase the number of Directors constituting the entire Board from eight (8) to twelve (12) (the “Board Expansion”). In addition, effective December 3, 2018, the Board has appointed Ms. Laurie S. Benson as a Class II Director, Mr. Ralph R. Kauten as a Class I Director, Mr. Timothy J. Keane as a Class III Director, and Mr. Daniel P. Olszewski as a Class I Director to fill the vacancies resulting from the Board Expansion in accordance with Section 3.10 of the By-laws. Ms. Benson will be appointed to the Compensation Committee and Corporate Governance and Nominating Committees, Mr. Kauten will be appointed to the Audit Committee and Risk Committee, Mr. Keane will be appointed to the Risk Committee and Mr. Olszewski will be appointed to the Capital and Acquisitions Committee and Risk Committee.

The Board has considered what it believes to be all of the relevant facts and circumstances relating to the relationships between the Company and each of Laurie S. Benson, Ralph R. Kauten, Timothy J. Keane, and Daniel P. Olszewski (collectively, the “Outside Directors”), including the independence standards set forth in Nasdaq Listing Rule 5605(a)(2), and has determined that, in its opinion, they do not have any relationship that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a Director of the Company and that they are considered “independent directors” for purposes of Nasdaq Listing Rule 5605(a)(2).

Ms. Benson is the CEO of LSB Unlimited, which provides consulting services to businesses on complex issues and opportunities. She was co-founder and former CEO of Inacom Information Services, now CORE BTS. As CEO of Inacom Information Systems for its 25-year history, she helped grow the business into one of Wisconsin’s largest technology solutions providers. Ms. Benson has served as a member of the First Business Bank Board since 2009. Ms. Benson has served as the Executive Director of Nurses on Boards Coalition since 2016. She currently serves on the boards of Bassett Mechanical, TrafficCast International, MIG Commercial Real Estate and University Research Park, as well as the advisory boards of University of Wisconsin-Madison School of Business, School of Nursing and Weinert Center for Entrepreneurship.

The Board has considered what it believes to be all of the relevant facts and circumstances relating to the relationships between the Company and Ms. Benson as a member of both the Corporate Governance and Nominating Committee and the Compensation Committee, including the requirements set forth in Nasdaq Listing Rule 5605(d)(2) and the standards set forth in Rule 10C-1(b)(1) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has determined that, in its opinion, Ms. Benson is “independent” for purposes of Nasdaq Listing Rule 5605(d)(2) and Rule 10C-1(b)(1) under the Exchange Act and that she does not have a relationship to the Company which is material to her ability to be independent from management in connection with the duties of a Compensation Committee member.

Mr. Kauten serves as Co-owner of Mirus Bio and Owner of Air-Lec Industries. Mr. Kauten helped shape the purpose, vision, values, and strategy for a number of Wisconsin biotechnology companies, including for Promega Corporation, PanVera Corporation, Quintessence Biosciences, Inc. and Lucigen Corporation. His prior positions include being a Faculty Member at the University of Wisconsin-Whitewater, Plant Controller of the Ortega taco plant for Heublein, Inc., and Senior Auditor for Grant Thornton, CPAs. Mr. Kauten has served as a member of the First Business Bank Board since 2004, and serves or has served on the boards for SSM Healthcare of Wisconsin, the Nordic Group of Companies, Ltd., the City of Madison Economic Development Commission, and the Wisconsin Development Finance Board.

The Board has considered what it believes to be all of the relevant facts and circumstances relating to the relationships between the Company and Mr. Kauten as a member of the Audit Committee, including the requirements set forth in Nasdaq Listing Rule 5605(c)(2)(A) and the independence standards set forth in Rule 10A-3(b)(1) promulgated by the SEC under the Exchange Act, and has determined that Mr. Kauten is qualified to be a member of the Audit Committee. The Board has determined that, in its opinion, Mr. Kauten does not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a members of the Audit Committee and that he is considered “independent” for purposes of Nasdaq Listing Rule 5605(c)(2)(A) and Rule 10A-3(b)(1) under the Exchange Act.

Mr. Keane is the Managing Investor and Director of Golden Angels Investors, LLC, and was the founder and CEO of Retail Target Marketing Systems (RTMS), now a unit of Fidelity Information Services. Mr. Keane is a limited partner in several venture and private equity funds and provides data analytics strategy consulting services to a small group of companies. Mr. Keane has led entrepreneurship programs and taught MBA classes at Marquette University for over 15 years. Mr. Keane has served as a member of the First Business Bank Board since 2017 and serves or has served on the boards of GradLeaders, Marolina Outdoor, Inc., Studenttreasures, LLC, PerBlue, Inc., and Carroll Education.

Mr. Olszewski is the Director of the Weinert Center for Entrepreneurship, an MBA Entrepreneurship Program, at the University of Wisconsin-Madison School of Business. Previously, he was CEO, COO, and later chaired the Board of PNA Holdings, LLC/Parts Now!, a privately held holding company. He was CEO of Katun Corporation, an international developer and distributor of compatible copier parts and supplies. He began his career with strategic management consulting firm, McKinsey & Company, where he led the development of acquisition and growth strategies for international agribusiness, biotechnology, and consumer goods clients. He has served as a member of the First Business Bank Board since 2010. Mr. Olszewski has also been a member of several boards including National Guardian Life Insurance Company, Sologear, LLC, World Data Products, Inc., PNA Holdings, LLC, Henry Vilas Park Zoological Society, and Friends of Wisconsin Public Television.

There were no arrangements or understandings between the Outside Directors and any other persons pursuant to which they were selected to serve as Directors of the Company. Further, there are no relationships or related party transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than being entitled to the compensation payable to non-employee Directors as disclosed in the Company’s proxy statement for its Annual Meeting of Shareholders on May 22, 2018, the Outside Directors are not a party to any plans, contracts or arrangements providing for any grants, awards or other compensation payable to them by the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 26, 2018, the Board amended Section 3.01 of the By-laws to increase the maximum size of the Board from eleven (11) to fifteen (15).

The foregoing summary of the amendment to the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws, as amended, filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

3.1	Amended and Restated By-laws of First Business Financial Services, Inc. as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2018	FIRST BUSINESS FINANCIAL SERVICES, INC. By: /s/ Barbara M. Conley Barbara M. Conley General Counsel